Supplement to the
Fidelity® MSCI Consumer Discretionary Index ETF, Fidelity® MSCI Consumer Staples Index ETF, Fidelity® MSCI Energy Index ETF, Fidelity® MSCI Financials Index ETF, Fidelity® MSCI Health Care Index ETF, Fidelity® MSCI Industrials Index ETF, Fidelity® MSCI Information Technology Index ETF, Fidelity® MSCI Materials Index ETF, Fidelity® MSCI Real Estate Index ETF, Fidelity® MSCI Telecommunication Services Index ETF and Fidelity® MSCI Utilities Index ETF
November 29, 2017
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces the information found in the “Investment Policies and Limitations” section.

Diversification

For Fidelity® MSCI Industrials Index ETF and Fidelity® MSCI Real Estate Index ETF:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

The following information replaces similar information found in the “Investment Policies and Limitations” section.

Diversification

For each fund (other than Fidelity® MSCI Industrials Index ETF and Fidelity® MSCI Real Estate Index ETF):

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that (a) no more than 5% of the fund's total assets are invested in securities of any one issuer, and (b) the fund does not hold more than 10% of the outstanding voting securities of that issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M) and securities of other regulated investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

EXTB-18-01 1.9870315.103	February 6, 2018

Supplement to the
Fidelity MSCI Consumer Discretionary Index ETF, Fidelity MSCI Consumer Staples Index ETF, Fidelity MSCI Energy Index ETF, Fidelity MSCI Financials Index ETF, Fidelity MSCI Health Care Index ETF, Fidelity MSCI Industrials Index ETF, Fidelity MSCI Information Technology Index ETF, Fidelity MSCI Materials Index ETF, Fidelity MSCI Real Estate Index ETF, Fidelity MSCI Telecommunication Services Index ETF and Fidelity MSCI Utilities Index ETF
November 29, 2017
Prospectus

Effective January 25, 2018, Fidelity® MSCI Real Estate Index ETF changed its classification from a non-diversified fund to a diversified fund.

EXT-18-01 1.9858004.108	February 6, 2018